UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 3, 2006

Date of Report (date of earliest event reported)

APPLE COMPUTER, INC.

(Exact name of Registrant as specified in its charter)

California	0-10030	94-2404110
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification Number)
incorporation)

1 Infinite Loop, Cupertino, CA 95014
(Address of principal executive offices)

(408) 996-1010
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed
since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

Item 4.02               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed
  Interim Review.

(a)

On August 3, 2006, management of Apple Computer, Inc. (Apple) concluded, and the Audit and Finance Committee of Apple’s Board of Directors approved the conclusion, that Apple’s financial statements for the fiscal years ended 2003, 2004 and 2005, the interim periods contained therein, the fiscal quarters ended December 31, 2005 and April 1, 2006, and all earnings and press releases and similar communications issued by Apple relating to periods commencing on September 29, 2002 should no longer be relied upon.  Apple’s management and the Audit and Finance Committee have discussed the matters disclosed in this filing with KPMG LLP, Apple’s independent registered public accounting firm.

Apple issued a press release on August 3, 2006, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apple Computer, Inc. dated August 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE COMPUTER, INC.
Date: August 3, 2006
	By:	/s/ Peter Oppenheimer
Peter Oppenheimer Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Apple Computer, Inc. dated August 3, 2006.